                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                         SUN CAPITAL MONEY MARKET FUND
                     SUN CAPITAL INVESTMENT GRADE BOND FUND
                          SUN CAPITAL REAL ESTATE FUND

LETTER FROM THE PRESIDENT
----------------------------------------------------------------------

                                                                January 29, 1999

Dear Contractholders,

    Sun Capital Advisers Trust is pleased to present its first Annual Report. The Trust commenced operations on December 7, 1998. Presented on the following pages are the audited financial statements of the Trust for the period ended December 31, 1998, as well as summaries of the major holdings, investment performance and market outlook for each of the Money Market Fund, Investment Grade Bond Fund and the Real Estate Fund.

    The year 1998 was one of the most volatile for securities markets in a decade, and 1999 is not expected to be any less of a challenge for investors. We hope you are pleased with the Funds that we have established in the short time the Funds were active in 1998, and we look forward to serving your investment needs in 1999 using our disciplined investment approach which is designed to add value over the long term to your Sun Capital Funds' investments.

Sincerely,

             [LOGO]

James M.A. Anderson
President

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 MONEY MARKET FUND

At December 31, 1998 this new portfolio had a 7-day yield of 4.48% compared to the IBC Money Fund average of 4.64%. The Federal Funds rate closed the year at 4.75%, thanks to three consecutive 25 basis point drops commencing September 29. These moves were precipitated largely by Asian economic problems which led to financial market dislocations. Yields on short-term Treasury bills in 1998, which traded in a narrow range slightly above 5% through August, fell precipitously in September and October to almost 3.50% representing a worldwide flight to quality. When fears subsided these instruments weakened to the 4.50% level for the last two months of the year.

The portfolio invests exclusively in high quality U.S. dollar-denominated money market instruments. At December 31, 1998 investments consisted of U.S. Government and agency obligations (48%) and A1/P1 commercial paper (52%). The average dollar weighted maturity of the portfolio, which may not exceed 90 days, was 51 days at year-end, representing our view that short-term rates will remain steady to slightly lower over the near term.

TOP TEN HOLDINGS

AT DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                   % OF NET ASSETS
                                                                                                   ---------------
Federal Home Loan Mortgage Corp. 5.03% 2/03/99                                                           19.83%
Federal National Mortgage Assn. 4.95% 3/09/99                                                            19.74%
U.S. Treasury Note 6.38% 7/15/99                                                                          7.85%
Associates Corp. of North America 5.14% 2/10/99                                                           4.38%
American General Finance Corp. 5.35% 1/12/99                                                              3.98%
CIT Group, Inc. 5.35% 1/08/99                                                                             3.98%
Commercial Credit Co. 5.35% 1/06/99                                                                       3.98%
Ford Motor Credit Corp. 5.35% 1/06/99                                                                     3.98%
General Electric Capital Corp. 5.07% 3/08/99                                                              3.98%
Texaco Inc. 5.15% 1/11/99                                                                                 3.98%

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

For the period from December 7, 1998 (commencement of operations) to December 31, 1998 the Investment Grade Bond Fund posted a total return of .04%. This compares with a .25% return for the Lehman Brothers Aggregate Bond Index for the same period.

The year 1998 was most surprising and interesting for the resilience of the domestic economy and capital markets. Economic and financial crises in Russia, Asia, and Latin America, coupled with the difficulties of numerous hedge funds, presented numerous sources of concern to investors. The Federal Reserve halted the potential global liquidity crisis this past fall by supporting the capital markets with three quick reductions in the Federal Funds rate to 4.75%. As they often do, Treasury rates had moved lower well ahead of the Federal Reserve, to levels below the current Federal Funds rate. They have since risen slightly to more realistic levels, anticipating that there will be no further moves required by the Federal Reserve over the near term.

In an interesting dichotomy, the stock market has recently made new record highs, but bond market investors remain risk averse. This has caused the yield spreads over treasuries on many corporate bonds to remain at levels more typical of a recession. This allowed us to begin the Funds investment program at what we believe to be a very opportunistic entry point for the type of corporate and mortgage securities deemed most appropriate for this Fund. By year-end, the portfolio reflected a well diversified mix of securities across and within the major sectors of the bond market, and the average dollar weighted credit rating of the portfolio was AA.

Looking forward, the domestic economic consensus outlook is anticipating slower growth, lower corporate earnings, and inflation remaining below 2% for 1999. Global economic conditions remain tenuous as Japan's stimulus program has yet to yield an impact, Latin America is weakening, and the fate of the new Euro is uncertain. Accordingly, U.S. exports should see further decline. Employment growth has slowed from average monthly gains of 330,000 to 200,000 jobs during the past year, which may reduce consumer demand. An additional factor of note is that the Federal Budget surplus is reducing the volume of new Treasury debt issuance which could help to hold yields down. If the economy slows and market volatility subsides, as we expect, interest rates may decline again toward prior lows, and on a relative basis, corporate and mortgage securities should see better performance.

TOP TEN BOND ISSUERS                                 TOP FIVE INDUSTRIES
AT DECEMBER 31, 1998                                 AT DECEMBER 31, 1998
-------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                      % OF NET ASSETS
                                     ---------------                                      ---------------
U.S. Treasury                            14.79%      U.S. Govt. & Agency Oblig.               39.10%
Government National Mortgage Assn.       10.24%      Electric Utilities                       10.20%
Federal Home Loan Bank                    7.94%      Telecommunications                        8.20%
Federal National Mortgage Assn.           6.17%      Financial                                 7.50%
Waste Management, Inc.                    3.04%      Transportation                            7.00%
Associates Corp. of North America         3.02%
News America Holdings, Inc.               2.75%
Sprint Capital Corp.                      2.59%
California Infrastructure                 2.57%
 Development
Finova Capital Corp.                      2.52%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LEHMAN AGGREGATE     INVESTMENT GRADE BOND FUND
12/7/98             $10,000.00                     $10,000.00
12/14/98            $10,044.72                     $10,011.10
12/21/98            $10,014.31                      $9,960.60
12/28/98             $9,971.14                      $9,913.54
12/31/98            $10,025.04                     $10,004.15

TOTAL RETURN**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Investment Grade Bond Fund........................    0.04%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. The investment adviser reduced its management fee and certain other expenses; otherwise returns would have been lower.

***For the period from December 7, 1998 (commencement of operations) to December 31, 1998.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 REAL ESTATE FUND

For the period from December 7, 1998 (commencement of operations) to December 31, 1998 the Real Estate Fund posted a total return of (.71%). This compares with a (2.26%) return for the Morgan Stanley Real Estate Investment Trust Index for the same period.

At the end of the year, the Fund had roughly 19% of its total assets in apartment REITs, approximately 41% in office and industrial REITs, and about 32% in retail REITs with the balance invested in self storage and specialty REITs.

We believe that the prospects for REIT stocks are generally positive for 1999. In our opinion, the 7% dividend yield carried by the average REIT is likely to continue, given current payout ratios and underlying real estate fundamentals, as most property markets appear to be at or near equilibrium. It does not seem likely that property markets will get overbuilt, as the capital markets are playing the role of enforcer, by raising the cost of new capital when construction appears excessive.

We look for moderate capital appreciation for REIT stocks in 1999, keeping pace with expected funds from operations (FFO) growth in the high single digits. This assumes no further multiple contraction for REITs, as we believe that current market valuations already price in relatively pessimistic outlooks, and that FFO growth expectations are achievable, given the positive underlying real estate fundamentals.

As we feel that most property markets are at or near equilibrium, we will continue to closely align the property type weightings of the fund with those of its benchmark, the Morgan Stanley REIT Index. We will also continue to look for REITs which fit our strategy of "value added" REITs (those whose management adds value in different ways, such as creative deal-making abilities, unique operating strategies, or proven property enhancement abilities), "value" REITs (those whose stock market value is, we believe, less than the value of the underlying real estate properties), and geographic plays (those with portfolios and strategies in what we think are "special" real estate markets).

TOP TEN ISSUERS                                      TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 1998                                 AT DECEMBER 31, 1998
-------------------------------------------------------------------------------------------

                                     % OF NET ASSETS                                      % OF NET ASSETS
                                     ---------------                                      ---------------
AvalonBay Communities, Inc.               8.14%      Office                                   28.40%
Kimco Realty Corp.                        7.15%      Apartments                               19.30%
Equity Residential Properties Trust       6.92%      Shopping Centers                         18.70%
Equity Office Properties Trust            6.64%      Regional Malls                           13.60%
SL Green Realty Corp.                     6.54%      Warehouse & Industrial                   12.20%
Public Storage, Inc.                      5.56%
Reckson Associates Realty Corp.           4.62%
CBL & Associates Properties, Inc.         4.57%
Weingarten Realty Investors               4.53%
General Growth Properties, Inc.           4.33%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MORGAN STANLEY REIT INDEX     REAL ESTATE FUND
12/7/98                      $10,000.00          $10,000.00
12/14/98                      $9,723.00           $9,838.76
12/21/98                      $9,687.02           $9,838.94
12/28/98                      $9,573.68           $9,719.48
12/31/98                      $9,773.77           $9,929.44

TOTAL RETURN**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Real Estate Fund..................................  (0.71  )%

*The performance data of the index has been prepared from sources and data that the Investment Adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. The investment adviser reduced its management fee and certain other expenses; otherwise returns would have been lower.

***For the period from December 7, 1998 (commencement of operations) to December 31, 1998.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1998                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE
COMMERCIAL PAPER - 52.1%
American General Finance Corp.
  5.35%, 1/12/99........................       $100        $        100,000
Associates Corp. of North America
  5.14%, 2/10/99........................        110                 110,000
CIT Group, Inc.
  5.35%, 1/08/99........................        100                 100,000
Coca-Cola Co.
  5.16%, 1/15/99........................        100                  99,799
Commercial Credit Co.
  5.35%, 1/06/99........................        100                 100,000
Dupont (E. I.) de Nemours & Co.
  5.11%, 1/25/99........................        100                  99,659
Export Development Corp.
  5.15%, 1/19/99........................        100                  99,743
Ford Motor Credit Corp.
  5.35%, 1/06/99........................        100                 100,000
General Electric Capital Corp.
  5.07%, 3/08/99........................        100                 100,000
Government of Canada
  5.15%, 1/21/99........................        100                  99,714
Province of British Columbia
  4.96%, 4/01/99........................        100                  98,760

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE
Texaco, Inc.
  5.15%, 1/11/99........................       $100        $        100,000
Walt Disney Co.
  5.00%, 2/19/99........................        100                  99,320
                                                           ----------------
Total Commercial Paper
  (amortized cost $1,306,995)...........                          1,306,995
                                                           ----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 47.4%
Federal Home Loan Mortgage Corp.
  5.03%, 2/03/99........................        500                 497,694
Federal National Mortgage Assn.
  4.95%, 3/09/99........................        500                 495,394
U.S. Treasury Note
  6.38%, 7/15/99........................        195                 196,915
                                                           ----------------
Total U.S. Government & Agency
  Obligations
  (amortized cost $1,190,003)...........                          1,190,003
                                                           ----------------
TOTAL INVESTMENTS - 99.5%
  (cost $2,496,998).....................                          2,496,998
Other assets less liabilities - 0.5%                                 12,655
                                                           ----------------
NET ASSETS - 100.0%.....................                   $      2,509,653
                                                           ----------------
                                                           ----------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE
ASSET BACKED SECURITIES - 4.8%
California Infrastructure Development
  6.42%, 9/25/08........................       $250        $        257,605
Green Tree Recreational, Equipment &
  Consolidated Trust
  5.55%, 2/15/18........................        226                 227,255
                                                           ----------------
Total Asset Backed Securities
  (cost $487,478).......................                            484,860
                                                           ----------------
CORPORATE DEBT OBLIGATIONS - 46.4%
APPLIANCES - 0.6%
Whirlpool Corp.
  9.10%, 2/01/08........................         50                  59,559
                                                           ----------------
AUTOMOTIVE - 1.0%
Federal Mogul Corp.
  7.50%, 7/01/04........................        100                 100,965
                                                           ----------------
BROADCASTING/MEDIA - 3.8%
Lenfest Communications, Inc.
  8.38%, 11/01/05.......................        100                 108,000
News America Holdings, Inc.
  8.00%, 10/17/16.......................        250                 275,378
                                                           ----------------
                                                                    383,378
                                                           ----------------
ENVIRONMENTAL SERVICES - 3.1%
Waste Management, Inc.
  6.63%, 7/15/02........................        300                 304,989
                                                           ----------------
ELECTRIC UTILITIES - 10.2%
CalEnergy Co., Inc.
  8.48%, 9/15/28........................        100                 111,039
Cleveland Electric Illuminating Co.
  9.00%, 7/01/23........................        200                 220,150
Connecticut Light & Power Co.
  7.25%, 7/01/99........................        168                 168,215

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE
El Paso Electric Co.
  9.40%, 5/01/11........................       $217        $        248,912
Niagara Mohawk Power Corp.
  7.88%, 4/01/24........................        142                 142,484
Philadelphia Electric Co.
  7.75%, 5/01/23........................        120                 126,540
                                                           ----------------
                                                                  1,017,340
                                                           ----------------
FINANCIAL - 7.5%
Associates Corp. of North America
  5.75%, 11/01/03.......................        300                 302,691
Case Credit Corp.
  6.12%, 8/01/01........................        200                 199,626
Finova Capital Corp.
  6.38%, 10/15/00.......................        250                 252,637
                                                           ----------------
                                                                    754,954
                                                           ----------------
OIL SERVICES - 1.4%
Petroleum Geo-Services ASA
  7.13%, 3/30/28........................        150                 140,159
                                                           ----------------
RETAIL - 2.1%
Saks, Inc.
  8.25%, 11/15/08.......................        200                 214,114
                                                           ----------------
REAL ESTATE - 1.5%
Simon Property Group LP
  6.75%, 6/15/05........................        150                 148,845
                                                           ----------------
TELECOMMUNICATIONS - 8.2%
Cable & Wireless Communication
  6.63%, 3/06/05........................        250                 252,017
MCI WorldCom, Inc.
  6.40%, 8/15/05........................        200                 207,864
Qwest Communications International, Inc.
  7.50%, 11/01/08(1)....................        100                 103,875
Sprint Capital Corp.
  6.88%, 11/15/28.......................        250                 259,825
                                                           ----------------
                                                                    823,581
                                                           ----------------

                                                                (continued)

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE
TRANSPORTATION - 7.0%
Continental Airlines, Inc.
  6.90%, 1/02/18........................       $250        $        250,995
Union Pacific Corp.
  7.00%, 2/01/16........................        200                 204,274
US Airways, Inc.
  6.85%, 1/30/18........................        250                 246,253
                                                           ----------------
                                                                    701,522
                                                           ----------------
Total Corporate Debt Obligations
  (cost $4,671,411).....................                          4,649,406
                                                           ----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 39.1%
Federal Home Loan Bank
  6.50%, 12/01/28.......................        505                 508,626
  9.00%, 11/01/06.......................        123                 127,201
  12.00%, 4/01/16.......................        141                 160,173
Federal National Mortgage Assn.
  6.00%, 12/01/13.......................        495                 496,239
  9.50%, 6/01/03........................        118                 122,209
Government National Mortgage Assn.
  6.50%, 12/15/28.......................        505                 510,050
  7.00%, 2/15/28........................        505                 516,676
U.S. Treasury Bonds
  6.63%, 2/15/27........................        550                 650,545
U.S. Treasury Notes
  6.25%, 8/31/02........................        250                 262,773
  7.00%, 7/15/06........................        500                 569,295
                                                           ----------------
Total U.S. Government & Agency
  Obligations
  (cost $3,925,677).....................                          3,923,787
                                                           ----------------

                                            PRINCIPAL
                                              AMOUNT
                                          (000 OMITTED)         VALUE

SHORT TERM INVESTMENTS - 9.8%
COMMERCIAL PAPER - 5.7%
Ford Motor Credit Corp.
  6.10%, 1/04/99........................       $302        $        302,000
General Electric Capital Corp.
  5.80%, 1/05/99........................        100                 100,000
Household Finance Corp.
  5.20%, 1/04/99........................        169                 169,000
                                                           ----------------
                                                                    571,000
                                                           ----------------
MUTUAL FUNDS - 2.6%
SSGA Money Market Fund..................        260                 259,525
                                                           ----------------
REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement
  4.00%, 1/04/99 (Dated 12/31/98,
  collateralized by $115,000 U.S.
  Treasury Bond, 10.75%, 8/15/05, with a
  value of $158,125)....................        152                 152,000
                                                           ----------------
Total Short Term Investments
  (amortized cost $982,525).............                            982,525
                                                           ----------------
TOTAL INVESTMENTS - 100.1%
  (cost $10,067,091)....................                         10,040,578
Other assets less
  liabilities - (0.1%)..................                            (14,525)
                                                           ----------------
NET ASSETS - 100.0%.....................                   $     10,026,053
                                                           ----------------
                                                           ----------------

(1) Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998 these securities amounted to $103,875 or 1.0% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1998                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE
REAL ESTATE INVESTMENT TRUSTS - 99.7%
APARTMENTS - 19.3%
AvalonBay Communities, Inc..............   11,724  $  401,547
BRE Properties, Inc.....................    8,431     208,667
Equity Residential Properties Trust.....    8,439     341,252
                                                   ----------
                                                      951,466
                                                   ----------
DIVERSIFIED - 2.0%
Franchise Finance Corp. of America......    4,084      98,016
                                                   ----------
OFFICE - 28.4%
Equity Office Properties Trust..........   13,649     327,576
Highwoods Properties, Inc...............    5,688     146,466
Mack-Cali Realty Corp...................    6,235     192,506
Reckson Associates Realty Corp..........   10,270     227,866
SL Green Realty Corp....................   14,908     322,385
Spieker Properties, Inc.................    5,256     181,989
                                                   ----------
                                                    1,398,788
                                                   ----------
REGIONAL MALLS - 13.6%
CBL & Associates Properties, Inc........    8,735     225,472
General Growth Properties, Inc..........    5,638     213,539
Macerich Co.............................    4,627     118,567
Simon Property Group, Inc...............    3,954     112,689
                                                   ----------
                                                      670,267
                                                   ----------

                                          SHARES     VALUE

SHOPPING CENTERS - 18.7%
Developers Diversified Realty Corp......    8,133  $  144,361
IRT Property Co.........................   20,154     201,540
Kimco Realty Corp.......................    8,886     352,663
Weingarten Realty Investors.............    5,000     223,125
                                                   ----------
                                                      921,689
                                                   ----------
STORAGE - 5.5%
Public Storage, Inc.....................   10,138     274,360
                                                   ----------
WAREHOUSE &
  INDUSTRIAL - 12.2%
CenterPoint Properties Corp.............    6,037     204,126
First Industrial Realty Trust, Inc......    4,080     109,395
ProLogis Trust..........................    9,211     191,128
Weeks Corp..............................    3,494      98,487
                                                   ----------
                                                      603,136
                                                   ----------
TOTAL INVESTMENTS - 99.7%
  (cost $4,994,949).....................            4,917,722
Other assets less liabilities - 0.3%                   12,575
                                                   ----------
NET ASSETS - 100.0%.....................           $4,930,297
                                                   ----------
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                      SUN CAPITAL       SUN CAPITAL      SUN CAPITAL
                                     MONEY MARKET    INVESTMENT GRADE    REAL ESTATE
                                         FUND            BOND FUND           FUND
                                     -------------   -----------------   ------------
ASSETS
  Investments in securities, at
    value (cost $2,496,998,
    $10,067,091 and $4,994,949,
    respectively)..................    $2,496,998       $10,040,578       $4,917,722
  Cash.............................         3,730               898           22,667
  Interest receivable..............         8,205           140,408               --
  Dividends receivable.............            --                --           32,160
  Receivable due from adviser......        19,093            18,785           17,646
  Receivable for investment
    securities sold................            --                --           14,444
  Other assets.....................         8,987            35,952           17,977
                                     -------------   -----------------   ------------
  Total assets.....................     2,537,013        10,236,621        5,022,616
                                     -------------   -----------------   ------------
LIABILITIES
  Payable for investment securities
    purchased......................            --           152,544           14,311
  Distribution payable.............            --                --           40,008
  Payable to affiliate.............         9,285            37,143           18,572
  Accrued expenses.................        18,075            20,881           19,428
                                     -------------   -----------------   ------------
  Total liabilities................        27,360           210,568           92,319
                                     -------------   -----------------   ------------
NET ASSETS.........................    $2,509,653       $10,026,053       $4,930,297
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------
COMPOSITION OF NET ASSETS
  Paid-in capital..................    $2,509,680       $10,052,211       $5,006,999
  Undistributed net investment
    income (loss)..................            --                --              525
  Accumulated net realized gain
    (loss) on investments..........           (27)              355               --
  Net unrealized appreciation
    (depreciation) of
    investments....................            --           (26,513)         (77,227)
                                     -------------   -----------------   ------------
                                       $2,509,653       $10,026,053       $4,930,297
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------
  Shares of beneficial interest
    outstanding....................     2,509,680         1,005,238          500,721
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------
  Net asset value, offering price
    and redemption price per share
    (net assets/shares of
    beneficial interest
    outstanding)...................    $     1.00       $      9.97       $     9.85
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 7, 1998

(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                      SUN CAPITAL       SUN CAPITAL      SUN CAPITAL
                                     MONEY MARKET    INVESTMENT GRADE    REAL ESTATE
                                         FUND            BOND FUND           FUND
                                     -------------   -----------------   ------------
INVESTMENT INCOME
  Interest.........................     $  8,795          $ 39,336         $  1,938
  Dividends........................           --                --           43,202
                                     -------------        --------       ------------
  Total investment income..........        8,795            39,336           45,140
                                     -------------        --------       ------------
EXPENSES
  Investment Advisory fee..........          857             4,096            3,200
  Custody and Fund Accounting......          373               594              531
  Audit............................       12,800            13,300           13,300
  Legal............................        2,500             2,500            2,500
  Printing.........................        1,000             1,000            1,000
  Administration...................          399               399              399
  Registration.....................          695             2,780            1,390
  Transfer agency..................          308               308              308
  Trustees fees....................        1,834             1,833            1,833
  Insurance........................          298             1,191              595
                                     -------------        --------       ------------
  Total expenses...................       21,064            28,001           25,056
                                     -------------        --------       ------------
  Less: Waiver of advisory fees....         (857)           (4,096)          (3,200)
       Reimbursement of operating
         expenses..................      (19,093)          (18,785)         (17,646)
                                     -------------        --------       ------------
  Net expenses.....................        1,114             5,120            4,210
                                     -------------        --------       ------------
  Net investment income............        7,681            34,216           40,930
                                     -------------        --------       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on
    investment transactions........          (27)              355             (397)
  Net unrealized appreciation
    (depreciation) of
    investments....................           --           (26,513)         (77,227)
                                     -------------        --------       ------------
  Net realized and unrealized gain
    (loss) on investments..........          (27)          (26,158)         (77,624)
                                     -------------        --------       ------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS.............     $  7,654          $  8,058         $(36,694)
                                     -------------        --------       ------------
                                     -------------        --------       ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM DECEMBER 7, 1998

(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                      SUN CAPITAL       SUN CAPITAL      SUN CAPITAL
                                     MONEY MARKET    INVESTMENT GRADE    REAL ESTATE
                                         FUND            BOND FUND           FUND
                                     -------------   -----------------   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income............    $    7,681       $    34,216       $   40,930
  Net realized gain (loss) on
    investment transactions........           (27)              355             (397)
  Net unrealized appreciation
    (depreciation) of
    investments....................            --           (26,513)         (77,227)
                                     -------------   -----------------   ------------
  Net increase (decrease) in net
    assets from operations.........         7,654             8,058          (36,694)
                                     -------------   -----------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............        (7,681)          (34,216)         (40,008)
SHARE TRANSACTIONS
  Net proceeds from sales..........     2,462,000         9,987,996        4,976,999
  Net proceeds from reinvestment of
    distributions..................         7,680            34,215               --
  Cost of shares redeemed..........            --                --               --
                                     -------------   -----------------   ------------
  Net increase in net assets from
    share transactions.............     2,469,680        10,022,211        4,976,999
                                     -------------   -----------------   ------------
  Total increase in net assets.....     2,469,653         9,996,053        4,900,297
NET ASSETS
  Beginning of period..............        40,000            30,000           30,000
                                     -------------   -----------------   ------------
  End of period (including
    undistributed net investment
    income of $0, $0 and $525,
    respectively)..................    $2,509,653       $10,026,053       $4,930,297
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------
SHARES OF BENEFICIAL INTEREST
  Shares sold......................     2,462,000           998,807          497,721
  Shares issued to shareholders
    from reinvestment of
    distributions..................         7,680             3,431               --
  Shares redeemed..................            --                --               --
                                     -------------   -----------------   ------------
  Net Increase.....................     2,469,680         1,002,238          497,721
                                     -------------   -----------------   ------------
                                     -------------   -----------------   ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the period:

                                                              SUN CAPITAL
                                        SUN CAPITAL        INVESTMENT GRADE         SUN CAPITAL
                                     MONEY MARKET FUND         BOND FUND         REAL ESTATE FUND
                                        PERIOD ENDED         PERIOD ENDED          PERIOD ENDED
                                     DECEMBER 31, 1998*   DECEMBER 31, 1998*    DECEMBER 31, 1998*
                                     ------------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $1.000               $10.000               $10.000
                                           ------               -------               -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
  Net investment income (loss).....         0.003                 0.034                 0.082
  Net realized and unrealized gain
    (loss) on investments..........         0.000                (0.030)               (0.152)
                                           ------               -------               -------
  Total from Investment
    Operations.....................         0.003                 0.004                (0.070)
                                           ------               -------               -------
LESS DISTRIBUTIONS FROM:
  Net investment income............        (0.003)               (0.034)               (0.080)
                                           ------               -------               -------
NET ASSET VALUE, END OF PERIOD.....        $1.000               $ 9.970               $ 9.850
                                           ------               -------               -------
                                           ------               -------               -------
TOTAL RETURN(B)....................          0.31%                 0.04%                (0.71)%
                                           ------               -------               -------
                                           ------               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)..........................        $2,510               $10,026               $ 4,930
Ratios to average net assets:
  Net expenses(a)..................          0.65%                 0.75%                 1.25%
  Gross expenses(a)................         12.29%                 4.10%                 7.44%
  Net investment income(a).........          4.48%                 5.01%                12.16%
Portfolio turnover rate............      N/A                          3%                    2%

--------------------------------------------------------------------------------

  * For the period from December 7, 1998 (commencement of operations) to December 31, 1998.
(a)  Annualized for periods less than one year.
(b) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It is currently comprised of three funds (each referred to as a "Fund"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), and the Sun Capital Real Estate Fund ("Real Estate Fund"). Each of the Funds, other than the Real Estate Fund, is classified as a diversified fund under the 1940 Act. The Funds commenced operations on December 7, 1998.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal tax purposes.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated among the Funds on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. The Real Estate Fund distributes its net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. ("Adviser") is the investment adviser to all Funds of the Trust under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada").

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately: 0.50% of average daily net assets for the Money Market Fund; 0.60% of the average daily net assets for the Investment Grade Bond Fund; 0.95% of the average daily net assets for the Real Estate Fund.

LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to 0.65%, 0.75% and 1.25% of average daily net assets for the Money Market Fund, Investment Grade Bond Fund and Real Estate Fund, respectively. The Adviser may modify or terminate this voluntary expense limit at any time. For the period ended December 31, 1998, the Adviser voluntarily waived all investment advisory fees and reimbursed the Funds for other operating expenses in the amounts of $19,093, $18,785 and $17,646 for the Money Market Fund, Investment Grade Bond Fund, and Real Estate Fund, respectively. To the extent that a fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for each Fund for the period ended December 31, 1998 were as follows:

                                                               NON-                        NON-
                                                            GOVERNMENT    GOVERNMENT    GOVERNMENT      GOVERNMENT
                                                            PURCHASES     PURCHASES       SALES            SALES
                                                           ------------  ------------  ------------  -----------------
Investment Grade Bond Fund...............................   $5,318,108    $3,926,453    $  154,773       $       0
Real Estate Fund.........................................    5,043,769             0        48,423               0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the period ended December 31, 1998 were $2,811,515 and $320,135, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 1998 were as follows:

                                                                                                   NET UNREALIZED
                                                      IDENTIFIED          GROSS UNREALIZED          APPRECIATION
                                                         COST       APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
                                                    --------------  -------------  --------------  --------------
Money Market Fund.................................   $  2,496,998     $       0     $         (0)    $        0
Investment Grade Bond Fund........................     10,067,091        16,631          (43,144)       (26,513)
Real Estate Fund..................................      4,993,082        30,870         (106,230)       (75,360)

The aggregate cost of each Fund's investments was substantially the same for book and Federal income tax purposes at December 31, 1998.

--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

Some computer systems in the financial services industry will be unable to recognize dates after December 31, 1999. The funds' securities trades, pricing and accounting services and other operations could be adversely affected by failure of computer systems utilized by the adviser, custodian and transfer agent. The adviser is taking steps it believes are reasonably designed to identify any potential problems with the computer systems it uses. The funds' other service providers have told the adviser they are taking comparable steps. The adviser does not believe that the Year 2000 issue will have a material adverse effect on its business operations or results of operations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund and Sun Capital Real Estate Fund (each a portfolio of Sun Capital Advisers Trust) (the "Trust") as of December 31, 1998, the related statements of operations and statement of changes in net assets and financial highlights for the period from December 7, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising the Trust at December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 4, 1999

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                     ROBERT P. VROLYK, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                      PETER F. DEMUTH, ASSISTANT SECRETARY
                   CHRISTOPHER P. HARVEY, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             DELOITTE & TOUCHE LLP
                               125 SUMMER STREET
                                BOSTON, MA 02110

                            ADMINISTRATOR, CUSTODIAN
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.